Exhibit (c) (13)

PROJECT DENALI

Presentation to the Special Committee of the Board of Directors

January 15, 2013

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information has been filed separately with the Securities and Exchange Commission (the “SEC”).

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These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Special Committee of the Board of Directors (the “Committee”) of Denali Inc. (the “Company”) to whom such materials are directly addressed and delivered. These materials are based on information provided by or on behalf of the Committee and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and use of the Committee.

These materials were compiled on a confidential basis for use by the Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.

These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.

Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

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Table of Contents

Confidential

Section

Executive Summary I

Review of Denali Financial Projections II

Perspectives on Denali’s Valuation III

Process and Transaction Considerations IV

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I. Executive Summary

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Overview

Confidential

• The following presentation and financial analyses included herein are based on the following financial projections:

• Denali Management’s Projections from September 21, 2012 (the “9/21 Case”)

• BCG projections (the “BCG Case”)

• In addition, Evercore has reviewed certain productivity gains identified by Management and has analyzed a case that reflects 50% of such productivity cost take-outs as incremental benefits to the BCG Case (the “Productivity Case”)

• In evaluating the current proposal from Silver Lake (the “Proposal”), Evercore has performed the following analyses:

• Comparison of financial projections: 9/21 Case, BCG Case, Productivity Case, Wall Street consensus estimates

• Historical trading ranges

• Analyst price target estimates

• Peer group trading multiples

• Present value of future share price analysis

• Discounted cash flow analysis

• Leveraged buy-out analysis

• Premiums paid analysis

• In addition, Evercore has evaluated the potential alternative transactions for a stand-alone Denali including a structural separation of the businesses and a large, one-time share repurchase analysis

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Summary of Current Proposal

Confidential

($ in millions, except for per share amounts)

Offer Price

Premium Analysis

Offer Price

$12.70

Implied Equity Value

$22,639

Plus: Debt (1/31/13E)

9,589

Less: Cash (1/31/13E)

(13,969)

Implied Enterprise Value

$18,258

Closing Prices

Average Prices

TEV

Close

Premium

Average

Premium

Premium

Premium to:

Unaffected (01/11/13)

$10.88

16.7%

—

—

32.1%

1 Week Prior

10.97

15.8%

$10.94

16.1%

30.6%

2 Week Prior

9.97

27.4%

10.74

18.3%

49.2%

1 Month Prior

10.67

19.0%

10.57

20.2%

35.7%

3 Months Prior

9.35

35.8%

9.94

27.8%

80.7%

6 Months Prior

12.32

3.1%

10.54

20.5%

33.6%

1 Year Prior

15.94

(20.3%)

13.01

(2.4%)

(12.6%)

2 Years Prior

14.39

(11.8%)

14.14

(10.2%)

(11.5%)

52 Week High - at Closing

$18.32

(30.7%)

52 Week Low - at Closing

8.86

43.4%

Multiples Analysis

9/21 Case

BCG Case

Productivity Case

Enterprise Value To:

Metric

Multiple

Metric

Multiple

Metric

Multiple

FY 2013E EBITDA

$4,566

4.0 x

$4,418

4.1 x

$4,418

4.1 x

FY 2014E EBITDA

4,811

3.8 x

3,981

4.6 x

4,149

4.4 x

FY 2015E EBITDA

5,474

3.3 x

3,905

4.7 x

4,743

3.8 x

Equity Value To:

FY 2013E Net Income

$2,982

7.6 x

$2,865

7.9 x

$2,865

7.9 x

FY 2014E Net Income

3,150

7.2 x

2,495

9.1 x

2,627

8.6 x

FY 2015E Net Income

3,675

6.2 x

2,435

9.3 x

3,097

7.3 x

FY 2013E CFFO - Capex

$1,740

13.0 x

$1,773

12.8 x

$1,773

12.8 x

FY 2014E CFFO - Capex

2,872

7.9 x

1,798

12.6 x

1,919

11.8 x

FY 2015E CFFO - Capex

3,205

7.1 x

2,296

9.9 x

2,912

7.8 x

Source: Denali Management, BCG, Factset

Sources & Uses: Current Proposal

Uses of Funds (7/31/13)

Purchase Price of Equity

$22,639

Transaction Expenses

300

Total Uses

$22,939

Pro Forma Cash Balance

$5,000

Pro Forma Debt Balance

15,000

Pro Forma Credit Ratios at Closing (LTM)

Debt / EBITDA

3.5x

Net Debt / EBITDA

2.3x

S&P Adj. Debt / EBITDA

2.6x

Sources of Funds (7/31/13)

Cash

$5,400

Acquisition Debt

11,400

MSD Equity Rollover

3,472

Sponsor Equity

2,668

Total Sources

$22,939

Return Analysis

9/21 Case

5-Year IRR

5-Year MOIC

Sponsor

MSD

Sponsor

MSD

Exit at Acquisition Multiple (4.0x)

45.0%

50.1%

5.3x

6.2x

Exit at 5-Year Average Multiple (5.0x)

50.6%

55.9%

6.3x

7.4x

BCG Case

5-Year IRR

5-Year MOIC

Sponsor

MSD

Sponsor

MSD

Exit at Acquisition Multiple (4.0x)

25.5%

29.9%

2.8x

3.2x

Exit at 5-Year Average Multiple (5.0x)

31.0%

35.6%

3.4x

3.9x

Productivity Case

5-Year IRR

5-Year MOIC

Sponsor

MSD

Sponsor

MSD

Exit at Acquisition Multiple (4.0x)

39.8%

44.7%

4.5x

5.3x

Exit at 5-Year Average Multiple (5.0x)

45.3%

50.4%

5.4x

6.3x

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II. Review of Denali Financial Projections

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Denali Financial Projections

Confidential

($ in millions, except per share amounts)

9/21 Case

BCG Case

Productivity Case

FY12

FY13

FY14

FY15

FY16

FY17

FY13

FY14

FY15

FY16

FY17

FY13

FY14

FY15

FY16

FY17

Revenue

$62,070

$57,490

$59,933

$63,232

$66,567

$68,019

$56,845

$56,448

$55,511

$55,050

$54,339

$56,845

$56,448

$55,511

$55,050

$54,339

% growth

(7.4%)

4.2%

5.5%

5.3%

2.2%

(8.4%)

(0.7%)

(1.7%)

(0.8%)

(1.3%)

(8.4%)

(0.7%)

(1.7%)

(0.8%)

(1.3%)

4 Year CAGR

4.3%

(1.1%)

(1.1%)

EBITDA (post-SBC)

$5,680

$4,566

$4,811

$5,474

$5,895

$6,028

$4,418

$3,981

$3,905

$3,797

$3,606

$4,418

$4,149

$4,743

$5,472

$5,281

% margin

7.9%

8.0%

8.7%

8.9%

8.9%

7.8%

7.1%

7.0%

6.9%

6.6%

7.8%

7.3%

8.5%

9.9%

9.7%

4 Year CAGR

7.2%

(5.0%)

4.6%

EBITA (post-SBC)

$5,135

$3,999

$4,188

$4,851

$5,272

$5,405

$3,851

$3,358

$3,282

$3,174

$2,983

$3,851

$3,526

$4,120

$4,849

$4,658

% margin

7.0%

7.0%

7.7%

7.9%

7.9%

6.8%

5.9%

5.9%

5.8%

5.5%

6.8%

6.2%

7.4%

8.8%

8.6%

4 Year CAGR

7.8%

(6.2%)

4.9%

EBIT (post-SBC)

$4,744

$3,506

$3,641

$4,305

$4,725

$4,858

$3,358

$2,811

$2,736

$2,627

$2,436

$3,358

$2,979

$3,573

$4,302

$4,111

% margin

6.1%

6.1%

6.8%

7.1%

7.1%

5.9%

5.0%

4.9%

4.8%

4.5%

5.9%

5.3%

6.4%

7.8%

7.6%

4 Year CAGR

8.5%

(7.7%)

5.2%

Net Inc. (non-GAAP) (1)

$3,952

$2,982

$3,150

$3,675

$4,007

$4,112

$2,865

$2,495

$2,435

$2,349

$2,199

$2,865

$2,627

$3,097

$3,672

$3,522

% growth

(24.5%)

5.6%

16.6%

9.0%

2.6%

(27.4%)

(12.9%)

(2.4%)

(3.5%)

(6.4%)

(27.4%)

(8.3%)

17.9%

18.6%

(4.1%)

4 Year CAGR

8.4%

(6.4%)

5.3%

EPS (non-GAAP) (1)

$2.13

$1.70

$1.84

$2.19

$2.42

$2.52

$1.64

$1.46

$1.45

$1.42

$1.35

$1.64

$1.54

$1.84

$2.22

$2.16

% growth

(20.2%)

8.3%

18.7%

10.7%

4.1%

(23.2%)

(10.7%)

(0.7%)

(2.1%)

(5.1%)

(23.2%)

(6.0%)

19.9%

20.4%

(2.7%)

4 Year CAGR

10.3%

(4.7%)

7.2%

CFFO — CapEx

$4,852

$1,740

$2,872

$3,205

$3,643

$4,530

$1,773

$1,798

$2,296

$2,291

$2,479

$1,773

$1,919

$2,912

$3,559

$3,802

% margin

3.0%

4.8%

5.1%

5.5%

6.7%

3.1%

3.2%

4.1%

4.2%

4.6%

3.1%

3.4%

5.2%

6.5%

7.0%

4 Year CAGR

27.0%

8.7%

21.0%

(1) Excludes impact of one-time charges and amortization of intangibles

(2) 9/21 Case Unlevered FCF excludes $5.0 billion of M&A in FY13 and assumes $1.1 billion of M&A in FY14. Pre SBC figures add back $362 million of stock based compensation (SBC) each year Source: Denali Management, BCG

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Denali Financial Projections (cont’d)

Confidential

Consolidated Denali Revenue

CAGR FY13-17:

$70.0

9/21 Case: 4.3%

$68.0

BCG Case: (1.1%)

$66.6

$65.0

$63.2

$59.9

$60.0

$57.5

$56.4

$56.8

$55.5

$55.1

$55.0

$56.7

$54.3

$55.9

$54.5

$50.0

FY13

FY14

FY15

FY16

FY17

Consolidated Denali EBITA Margin

10.0%

% FY13-17:

9/21 Case: 1.0%

BCG Case: (1.3%)

7.9%

7.9%

8.0%

7.7%

7.0%

7.0%

6.9%

6.7%

6.8%

6.7%

6.0%

5.9%

5.9%

5.8%

5.5%

4.0%

FY13

FY14

FY15

FY16

FY17

9/21 Case

BCG Case

Consensus

Note: EBITA figures post-SBC expense for 9/21 Case and BCG Case Source: Denali management, BCG, FactSet, IBES Consensus

FY17 Revenue ($ in billions)

$70.0

$1.0

$0.6

$68.0

$1.8

$1.3

$65.0

$9.1

$60.0

$55.0

$54.3

$50.0

BCG Case

EUC

Enterprise

S&P

Services

Software

9/21 Case

FY 2017 EBITA ($ in billions)

$8.0

$7.0

$6.0

$0.3

$5.4

$0.6

$5.0

$0.9

$0.0

$4.0

$0.6

$3.0

$3.0

$2.0

BCG Case

EUC

Enterprise

S&P

Services

Software

9/21 Case

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Revenue Growth Expectations

Confidential

Total EUC

Desktop

Mobility

Desktop, Mobility & Tablet

Mobility & Tablet

5.0%

2.5%

2.5%

2.5%

2.5%

2.5%

2.5%

0.0%

EUC

Analyst

Analyst

Analyst

(5.0%)

Avg.

Avg.

Avg.

(4.1%)

(7.2%)

(7.3%)

(7.0%)

(4.7%)

(5.7%)

(6.2%)

(8.1%)

(7.9%)

(10.0%)

9/21

BCG

9/21

BCG

9/21

BCG

9/21

BCG

9/21

BCG

9/21

BCG

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

CAGR: FY2013–FY2015

FY2013–

CAGR: FY2013–FY2015

FY2013–

CAGR: FY2013–FY2015

FY2013–

FY2017

FY2017

FY2017

Total Software & Peripherals

4.0%

2.5%

2.1%

2.0%

0.0%

Analyst

Avg.

(2.0%)

(2.8%)

(2.8%)

(4.0%)

(3.5%)

9/21

BCG

9/21

BCG

Case

Case

Case

Case

CAGR: FY2013–FY2015

FY2013– FY2017

Total Enterprise

Servers & Networking

Storage

Services

Includes Software segment (Quest)

15.0%

12.9%

11.5%

12.0%

10.0%

10.2%

9.3%

9.4%

9.0%

7.7%

6.9%

Analyst

6.9%

Avg.

6.0%

Analyst

5.4%

4.6%

4.8%

5.1%

Avg.

4.2%

4.2%

Analyst

Enterprise

2.8%

Analyst

3.0%

3.0%

Avg.

3.0%

Avg.

1.3%

0.4%

0.0%

9/21

BCG

9/21

BCG

9/21

BCG

9/21

BCG

9/21

BCG

9/21

BCG

9/21

BCG

9/21

BCG

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

Case

CAGR: FY2013–FY2015

FY2013– FY2017

CAGR: FY2013–FY2015

FY2013– FY2017

CAGR: FY2013–FY2015

FY2013– FY2017

CAGR: FY2013–FY2015

FY2013– FY2017

Note: Software segment not broken out by Wall Street research, but included in Servers & Networking. Analyst reports released after 3Q’13 Earnings. Source: BCG, Denali Management, Wall Street Research

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Management Projections – Budget vs. Actual

Confidential

Performance versus Internal Forecast ($ in billions)

Revenue

$20.0

Actual

Forecast

$15.0

$10.0

$5.0

$0.0

1Q11

2Q11 3Q11

4Q11

1Q12

2Q12

3Q12

4Q12

1Q13

2Q13

3Q13

Op. Income (Non-GAAP) / EBITA

$1.5

Actual

Forecast

$1.0

$0.5

$0.0

1Q11

2Q11 3Q11

4Q11

1Q12

2Q12

3Q12

4Q12

1Q13

2Q13

3Q13

Performance Relative to Guidance

Date

Metric

Guidance

Actual

06/23/10

Revenue Growth

14 - 19%

16%

OpInc Growth

18 - 23%

40%

FY11

11/18/10

Revenue Growth

14 - 19%

16%

OpInc Growth

28 - 32%

40%

02/15/11

Revenue Growth

5 - 9%

1%

OpInc Growth

6 - 12%

24%

FY12

05/17/11

Revenue Growth

5 - 9%

1%

OpInc Growth

12 - 18%

24%

08/16/11

Revenue Growth

1 - 5%

1%

OpInc Growth

17 - 23%

24%

02/21/12

FY13 EPS

> $2.13

$1.70

05/22/12

Revenue Growth

(7%)

(4%)

FY13E

1Q13 Sales

IBES: $14.9B

$14.4B

1Q13 EPS

IBES: $0.46

$0.43

08/21/12

FY13 EPS

$1.70

$1.70

11/15/12

FY13 EPS

$1.70

$1.70

Consensus Sales and EPS miss resulted in 17% share price decline

Progression of Management Projections

Revenue

FY13

FY14

$75.0

$69.5

$63.0

$66.0

$57.5

$56.7

$59.9

$59.9

July

July

Sep

Dec

July

July

Sep

Dec

2011

2012

2012

2012

2011

2012

2012

2012

Source: Denali Management

Note: Forecast for 1Q13 not available

Op. Income (Non-GAAP) / EBITA

FY13

FY14

$6.6

$5.8

$5.6

$5.2

$4.0

$3.9

$4.2

$4.1

July

July

Sep

Dec

July

July

Sep

Dec

2011

2012

2012

2012

2011

2012

2012

2012

EBITA Margin (%)

8.3%

8.2%

7.0%

6.9%

8.8%

8.5%

7.0%

6.8%

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Exc13 12

Productivity Cost Take-Out Confidential

($ in millions)

Management has identified significant initiatives that could result in up to $3.3 billion in annual cost savings

Summary of Productivity Cost Take-Out Impact to OpInc (EBITA) Margins

10.0%

Potential Effective BCG Case

Efficiency Type Savings 25% 50% 75%

Productivity Case

COGS [***] [***] [***] [***]

Marketing [***] [***] [***] [***] 9.0% 9/21 Case 8.8%

EUC Sales [***] [***] [***] [***] 8.6%

New Denali Sales [***] [***] [***] [***]

R&D [***] [***] [***] [***]

Other [***] [***] [***] [***] 7.9% 7.9%

8.0%

Total ($3,350) ($838) ($1,675) ($2,513) 7.7%

Savings 7.0% 7.0% 7.4%

7.0%

FY14 FY15 FY16 FY17 6.8%

Ramp Up 10.0% 50.0% 100.0% 100.0% 6.8% 6.2%

25% ($84) ($419) ($838) ($838)

Effectiveness 50% (168) (838) (1,675) (1,675) 6.0%

75% (251) (1,256) (2,513) (2,513) 5.9% 5.9%

5.8%

5.5%

Memo: 5.0%

Ramp up accounts for the cash costs required to achieve productivity cost take-out

Note: OpInc (EBITA) figures are post-SBC expense 4.0%

Source: BCG, Denali Management FY13 FY14 FY15 FY16 FY17

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

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III. Perspectives on Denali’s Valuation

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Key Valuation Considerations

Confidential

Status Quo Value Considerations

Medium / long-term PC industry growth and margin structure, and Denali’s position / share in the industry

Denali’s ability to reverse historical inability to penetrate the growing Smartphone & Tablet markets

Denali’s ability to leverage its $13+ billion in recent acquisitions to create a compelling enterprise stack relative to IBM, EMC, Oracle, Cisco, HP, etc.

Denali’s ability to seamlessly transition its sales organization from PC-focused to Enterprise-focused while simultaneously growing the business

Will historical attach rates (sales of other products with hardware) continue at the same rates with the projected shift in business mix toward Enterprise?

How much cost savings can Management achieve and how long will it take to realize those savings?

To what extent are productivity gains needed/required in order to maintain the current margins as opposed to contributing to expanding margins?

What is the appropriate trade-off between cost savings and configuration flexibility, and how will customers react to these changes?

What are the impacts of shifting from a build-to-order model towards a build-to-stock model?

Will Denali transition from a valuation multiple in line with a “broken” HP to a more representative blended multiple? If so, when?

Value of cash on balance sheet given significant offshore cash

Does a structural separation (spin-off, split-off, sale) of the Client or the Enterprise-related businesses create enhanced shareholder value, after factoring in separation dis-synergies, execution risk and loss of scale?

Strategic Alternatives to a Sale

Can a large share buyback funded through the repatriation of foreign cash create enhanced shareholder value and still preserve flexibility to prosecute Denali’s M&A agenda in Enterprise?

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Denali’s Share Price Performance – Last Five Years

Confidential

Last 5 Years

350%

Share Price Performance Summary

% Change

Denali

HP

Apple

PC Peers

Enterprise Peers

300%

3 - Month

16.4%

13.4%

(17.2%)

14.3%

0.1%

6 - Month

(11.4%)

(17.9%)

(13.9%)

17.1%

7.7%

1 - Year

(31.1%)

(39.3%)

23.1%

14.5%

10.8%

2 - Years

(22.7%)

(64.4%)

52.3%

(10.5%)

10.5%

250%

3 - Years

(26.8%)

(69.2%)

147.6%

(27.8%)

24.0%

5 - Years

(47.6%)

(64.1%)

201.3%

(11.2%)

34.7%

200%

201.3%

150%

100%

50%

34.7%

0%

(11.2%)

(47.6%)

-50%

(64.1%)

-100%

Jan-08

Aug-08

Apr-09

Nov-09

Jul-10

Feb-11

Oct-11

May-12

Jan-13

Denali

HP

Apple

PC Peers(1)

Enterprise Peers(2)

(1) Includes Acer, Asus and Lenovo

(2) Includes Cisco, EMC, IBM, Microsoft and Oracle Source: FactSet. Prices as of 1/11/13

EVERCORE PARTNERS

Denali’s Forward Valuation Multiples Performance

Confidential

NTM Price / Earnings Multiple – Last 5 Years

39.0x

Denali Mean P/E Performance

1 - Year

6.7x

2 - Years

7.5x

3 - Years

8.4x

33.0x

5 - Years

9.6x

Memo:

R2

with HP (5-Year)

85%

R2

with HP (3-Year)

92%

R2

with HP (1-Year)

90%

27.0x

21.0x

16.1x

15.0x

11.1x

10.2x

9.0x

6.5x

4.9x

3.0x

Jan-08

Aug-08

Apr-09

Nov-09 Jul-10

Feb-11

Oct-11 May-12

Jan-13

Denali

HP

Apple

PC Peers(1)

Enterprise Peers (2)

(1) Includes Acer, Asus and Lenovo; Forward EBITDA information not consistently available (2) Includes Cisco, EMC, IBM, Microsoft and Oracle Source: FactSet. Prices as of 1/11/13

NTM TEV / EBITDA Multiple – Last 5 Years

25.0x

Denali Mean TEV/ EBITDA

1 - Year

3.0x

2 - Years

3.4x

3 - Years

3.8x

5 - Years

4.7x

20.0x

Memo:

R2

with HP (5-Year)

69%

R2

with HP (3-Year)

77%

R2

with HP (1-Year)

88%

15.0x

10.0x

6.6x

5.7x

5.0x

3.6x

2.9x

0.0x

Jan-08

Aug-08 Apr-09

Nov-09

Jul-10

Feb-11

Oct-11

May-12

Jan-13

Denali

HP

Apple

Enterprise Peers(2)

EVERCORE PARTNERS

Denali’s Forward Valuation Multiples Performance (cont’d)

Confidential

Price / NTM (CFFO-Capex) Multiple – Last 5 Years

18.0x

Mean Price / (CFFO-Capex)

Denali

HP

16.0x

1 -Year

6.3x

6.0x

2 -Years

6.6x

6.7x

3 -Years

7.1x

7.6x

5 -Years

8.1x

8.5x

14.0x

12.0x

10.0x

8.0x

6.8x

6.2x

6.0x

4.0x

2.0x

0.0x

Jan-08

Aug-08

Apr-09

Nov-09

Jul-10

Feb-11

Oct-11

May-12

Jan-13

Denali

HP

Source: FactSet. Prices as of 1/11/13

EVERCORE PARTNERS

Denali Trades at the Bottom of its Peer Group, Both on an EBITDA and Cash Flow Multiple Basis

Confidential

TEV / CY2013E EBITDA

Denali

PC Heavy

Enterprise Heavy

Printers

7.4x

8.2x

7.7x

7.5x

7.7x

6.1x

6.0x

6.3x

5.3x

4.6x

5.2x

5.2x

5.0x

4.5x

3.8x

3.7x

3.7x

3.1x

3.2x

3.1x

3.0x

9/21

BCG

Wall St.

HP

Acer

Lenovo

Asus

Apple

Toshiba Samsung

Fujitsu

IBM

Oracle

EMC

Netapp

Cisco

Ricoh

Canon

Epson

Xerox

Lexmark

Case

Case

Price / CY2013E EPS

22.2x

15.2x

14.6x

15.0x

13.4x

12.0x

12.0x

12.8x

13.2x

10.8x

10.1x

10.7x

10.4x

6.2x

7.8x

6.8x

7.7x

7.5x

8.1x

4.9x

n.a.

9/21

BCG

Wall St.

HP

Acer

Lenovo

Asus

Apple

Toshiba Samsung

Fujitsu

IBM

Oracle

EMC

Netapp

Cisco

Ricoh

Canon

Epson

Xerox

Lexmark

Case

Case

MEV / CY2013E (CFFO-Capex)

15.9x

15.2x

15.2x

13.8x

14.3x

10.8x

11.0x

11.7x

10.1x

10.0x

12.0x

11.5x

9.4x

12.0x

12.4x

9.7x

8.9x

6.8x

6.3x

6.9x

6.2x

9/21

BCG

Wall St.

HP

Acer

Lenovo

Asus

Apple

Toshiba Samsung

Fujitsu

IBM

Oracle

EMC

Netapp

Cisco

Ricoh

Canon

Epson

Xerox

Lexmark

Case

Case

Note: Levered Free Cash Flow (FCF) equal to Cash Flow from Operations less Capital Expenditure. Denali CY2013E numbers based on FY2014E Source: Factset, BCG, Denali Management, Company Filings

EVERCORE PARTNERS

Denali’s “Self-Help” Transformational Alternatives

Confidential

Complete Separation

Pros

Cons

Tax Free Spin-off of Enterprise or Client Business

Market valuations for both Enterprise and Client businesses

Negative sourcing, infrastructure and distribution synergies estimated at potentially $1.2 billion annually

Separation of high and low growth businesses

Possibility to institute a significant dividend for the Client business

Loss of scale

RMT of Client Businesses

Potential to lead Client market consolidation through an RMT with an Asian player

Negative sourcing, infrastructure and distribution synergies

Current depressed market valuation may complicate negotiations

Manufacturing synergies

Denali would receive a market valuation for its weaker business

Separation of high and low growth businesses

RMT of Enterprise Businesses

Would help Denali to significantly expand its enterprise stack

Negative sourcing, infrastructure and distribution synergies

Separation of high and low growth businesses

Current market valuation may complicate negotiations

Partial Separation

Subsidiary IPO of Enterprise Business

Enterprise receives market valuation

Requires arm’s length relationships between the two businesses

Synergies between Enterprise and Client businesses are preserved

Creation of valuable acquisition currency

Possibility to institute a significant dividend for the Client business

Other

Tracking Stock for Enterprise Business

Performances of Enterprise business are highlighted to the market

Limited historical record of unlocking shareholder value

Synergies between Enterprise and Client businesses are preserved

Share Buyback

Significant, one-time return of capital to shareholders, funded by the repatriation of offshore cash

May signal to the market that Denali has no better strategic alternatives

Does not highlight to the market the value of the Enterprise Business and does not provide a basis for multiple expansion

Utilizing a considerable portion of the current cash balance and keeping it public may affect future strategic flexibility

EVERCORE PARTNERS

Summary Valuation Analysis – 9/21 Case

Confidential

($ in millions, except for per share amounts)

Assumptions

Metric

Valuation Range

Unaffected Price: $10.88

Current Proposal: $12.70

52-week Low and High Range

$8.86

$18.32

Analyst 12 month Price Targets ($8.50 - $15.00, Discounted at 11.0% Cost of Equity)

$7.66

$13.51

Peer Group Valuation

3.2x - 5.0x FY2014E EBITDA

$4,811

$11.37

$16.34

6.0x - 9.0x FY2014E Net Income

3,150

$10.86

$16.30

7.0x - 10.0x FY2014E CFFO - CapEx

2,872

$11.56

$16.51

Present Value of Future Stock Price

3.2x - 5.0x 2016E EBITDA, 10.0% - 12.0% CoE

$5,895

$11.48

$16.70

6.0x - 9.0x 2016E EPS, 10.0% - 12.0% CoE

2.42

$13.68

$20.12

7.0x - 10.0x 2016E CFFO - Capex, 10.0% -12.0% CoE

3,643

$13.35

$18.81

Discounted Cash Flow

3.2x - 5.0x Terminal EBITDA, 8.0% - 10.0% WACC

$16.74

$21.97

LBO

20.0% - 30.0% 5-year Target IRR, 3.2x - 5.0x Exit Multiple, $8.6bn of BS Cash Used, $2.7bn Sponsor Equity

$14.04

$18.75

Share Buyback

$5.0bn at 15% Premium to Unaffected; ; 3.2x - 5.0x FY2016E EBITDA; 10.0% - 12.0% CoE

$12.31

$17.43

$5.0bn at 15% Premium to Unaffected; ; 6.0x - 9.0x FY2016E EPS; 10.0% -12.0% CoE

$14.77

$21.26

Premiums Paid in Transactions with TEV > $10 billion

22.5% - 27.5% 1 week Premium to Unaffected Price

$10.88

$13.33

$13.87

25.0% - 30.0% 4 week Premium to Unaffected Price

10.88

$13.60

$14.14

22.5% - 27.5% 1 week Enterprise Premium to Unaffected Price

$7.58

$12.58

$12.96

25.0% - 30.0% 4 week Enterprise Premium to Unaffected Price

7.58

$12.77

$13.15

$6.00

$8.00

$10.00

$12.00

$14.00

$16.00

$18.00

$20.00

$22.00

$24.00

Source: Factset, Company filings, Wall Street Research

EVERCORE PARTNERS

Summary Valuation Analysis – BCG and Productivity Cases

Confidential

($ in millions, except for per share amounts)

Assumptions Metric Valuation Range

Unaffected Price: $10.88 Current Proposal: $12.70

52-week Low and High Range $8.86 $18.32

Analyst 12 month Price Targets ($8.50 - $15.00, Discounted at 11.0% Cost of Equity) $7.66 $13.51

Peer Group Valuation

3.2x - 5.0x FY2014E EBITDA $3,981 $9.84 $13.96

4,149 $10.15 $14.44

6.0x - 9.0x FY2014E Net Income 2,495 $8.60 $12.91

2,627 $9.06 $13.59

7.0x - 10.0x FY2014E CFFO - CapEx 1,798 $7.23 $10.34

1,919 $7.72 $11.03

Present Value of Future Stock Price

3.2x - 5.0x 2016E EBITDA, 10.0% - 12.0% CoE $3,797 $7.37 $10.73

5,472 $10.38 $15.21

6.0x - 9.0x 2016E EPS, 10.0% - 12.0% CoE $1.42 $7.61 $11.23

2.22 $11.85 $17.51

$8.11 $11.53

7.0x - 10.0x 2016E CFFO - Capex, 10.0% - 12.0% CoE 3,559 $12.56 $17.87 2,291

Discounted Cash Flow $10.24 $13.47

3.2x - 5.0x Terminal EBITDA, 8.0% - 10.0% WACC $13.84 $18.57

LBO

20.0% - 30.0% 5-year Target IRR, 3.2x - 5.0x Exit Multiple, $8.6bn of BS Cash Used, $2.7bn Sponsor Equity $11.70 $14.36

$13.30 $17.35

Share Buyback

$ 5.0bn at 15% Premium to Unaffected; ; 3.2x - 5.0x FY2016E EBITDA; 10.0% - 12.0% CoE $8.19 $11.44

$11.21 $15.93

$8.47 $12.02

$ 5.0bn at 15% Premium to Unaffected; ; 6.0x - 9.0x FY2016E EPS; 10.0% - 12.0% CoE

$12.46 $17.90

Premiums Paid in Transactions with TEV > $10 billion

22.5% - 27.5% 1 week Premium to Unaffected Price $10.88 $13.33 $13.87

$13.60 $14.14

25.0% - 30.0% 4 week Premium to Unaffected Price 10.88

22.5% - 27.5% 1 week Enterprise Premium to Unaffected Price $7.58 $12.58 $12.96

25.0% - 30.0% 4 week Enterprise Premium to Unaffected Price 7.58 $12.77 $13.15

$6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00

BCG Case Productivity Case

Source: BCG, Factset, Company Filings, Wall Street Research

EVERCORE PARTNERS

Analysis at Various Prices

Confidential

($ in millions, except for per share amounts)

Denali

Unaffected

Proposal

Analysis at Various Prices

Price Per Share (01/11/13)

$10.88

$12.70

$13.00

$13.50

$14.00

$14.50

$15.00

Premium to Current

-

16.7%

19.5%

24.1%

28.7%

33.3%

37.9%

% of 52 Week High

59.4%

69.3%

71.0%

73.7%

76.4%

79.1%

81.9%

FD Shares Outstanding

1,781.8

1,782.6

1,782.7

1,782.9

1,783.1

1,783.2

1,783.3

Equity Value

$19,386

$22,639

$23,175

$24,069

$24,963

$25,856

$26,750

Plus: Debt (1/31/13E)

9,589

9,589

9,589

9,589

9,589

9,589

9,589

Less: Cash (1/31/13E)

(13,969)

(13,969)

(13,969)

(13,969)

(13,969)

(13,969)

(13,969)

Enterprise Value

$15,006

$18,258

$18,795

$19,688

$20,582

$21,476

$22,369

Premium to TEV

-

21.7%

25.3%

31.2%

37.2%

43.1%

49.1%

MSD Stake

$2,975

$3,472

$3,554

$3,691

$3,828

$3,964

$4,101

9/21 Case

Enterprise Value To:

Metric

FY 2013E EBITDA

$4,566

3.3 x

4.0 x

4.1 x

4.3 x

4.5 x

4.7 x

4.9 x

FY 2014E EBITDA

4,811

3.1

3.8

3.9

4.1

4.3

4.5

4.6

FY 2015E EBITDA

5,474

2.7

3.3

3.4

3.6

3.8

3.9

4.1

Equity Value To:

FY 2013E Net Income

$2,982

6.5 x

7.6 x

7.8 x

8.1 x

8.4 x

8.7 x

9.0 x

FY 2014E Net Income

3,150

6.2

7.2

7.4

7.6

7.9

8.2

8.5

FY 2015E Net Income

3,675

5.3

6.2

6.3

6.5

6.8

7.0

7.3

FY 2013E FCF (CFFO - Capex)

$1,740

11.1 x

13.0 x

13.3 x

13.8 x

14.3 x

14.9 x

15.4 x

FY 2014E FCF (CFFO - Capex)

2,872

6.8

7.9

8.1

8.4

8.7

9.0

9.3

FY 2015E FCF (CFFO - Capex)

3,205

6.0

7.1

7.2

7.5

7.8

8.1

8.3

Productivity Case

Enterprise Value To:

Metric

FY 2013E EBITDA

$4,418

3.4 x

4.1 x

4.3 x

4.5 x

4.7 x

4.9 x

5.1 x

FY 2014E EBITDA

4,149

3.6

4.4

4.5

4.7

5.0

5.2

5.4

FY 2015E EBITDA

4,743

3.2

3.8

4.0

4.2

4.3

4.5

4.7

Equity Value To:

FY 2013E Net Income

$2,865

6.8 x

7.9 x

8.1 x

8.4 x

8.7 x

9.0 x

9.3 x

FY 2014E Net Income

2,627

7.4

8.6

8.8

9.2

9.5

9.8

10.2

FY 2015E Net Income

3,097

6.3

7.3

7.5

7.8

8.1

8.3

8.6

FY 2013E FCF (CFFO - Capex)

$1,773

10.9 x

12.8 x

13.1 x

13.6 x

14.1 x

14.6 x

15.1 x

FY 2014E FCF (CFFO - Capex)

1,919

10.1

11.8

12.1

12.5

13.0

13.5

13.9

FY 2015E FCF (CFFO - Capex)

2,912

6.7

7.8

8.0

8.3

8.6

8.9

9.2

Source: Denali Management, BCG

EVERCORE PARTNERS

IV. Process and Transaction Considerations

EVERCORE PARTNERS

Perspectives on Potential Strategic Acquirers

Confidential

Enterprise Oriented Acquirers

Acquirers

Market Cap.

CY 13E P/E

Cash

Leverage (1)

Commentary

HP

$31,900

4.9x

$11,301

2.0x

Given current turmoil at HP, its management and balance sheet capacity to take on a transformational acquisition is limited

Absent turmoil, potentially best acquirer for Denali

Unlikely to be interested in the Client side of the business

ORACLE

177,612

12.9x

33,695

1.1x

However, Oracle should have significant interest in the enterprise business and is willing to make bold and unconventional moves (e.g. Sun)

Unlikely to be interested in the Client side of the business

EMC2

53,833

12.8x

10,580

0.3x

May partner with a Sponsor for the Enterprise business

Systematically exiting consumer facing business (Pure, Linksys, etc.)

Cisco

110,674

10.3x

45,000

1.1x

May partner with a Sponsor for the Enterprise business

IBM

236,017

12.9x

17,260

1.3x

Exited PC business to Lenovo, highly unlikely to be interested in hardware oriented businesses

Client Oriented Acquirers

Acquirers

Market Cap.

CY 13E P/E

Cash

Leverage (1)

Commentary

Has history of transformational acquisitions (e.g. IBM PC business)

LENOVO

$10,299

15.2x

$3,944

0.4x

With the help of sponsors, could afford a competing proposal

CFIUS concerns might complicate interest given Denali’s government footprint

Limited history with M&A. Highly organically oriented

Samsung

189,377

6.8x

42,321

0.3x

Limited synergies in Enterprise solutions

Asus

8,869

11.0x

3,014

0.2x

Will be a stretch financially

CFIUS concerns might complicate interest given Denali’s government footprint

Nokia

16,814

NM

13,399

8.9x

In the middle of a very challenging turnaround

Toshiba

16,864

10.9x

8,880

2.9x

May be more interested in exiting PC business than doubling down

Fujitsu

8,125

13.4x

4,752

1.7x

May be more interested in exiting PC business than doubling down

Note: Figures in dollar billions

(1) Leverage is total debt as a multiple of CY2012E EBITDA Source: Factset, Company Filings

EVERCORE PARTNERS

Maximizing the Impact of a Go-Shop Period

Confidential

Duration of

A longer go-shop period increases the amount of time that potential third parties have to evaluate a possible transaction

Go-Shop Period

– The complexity of a transaction and the current industry and market conditions can potentially impact the duration of a go-shop

Termination Fee

A lower termination fee in effect during the go-shop period reduces the value leakage to shareholders

During Go-Shop Period

– A superior proposal needs to overcome the implied termination fee per share in addition to providing incremental value to shareholders

– If a transaction is not consummated, shareholders bear the cost of the termination fee

Definition of a Broader definition of what constitutes a superior proposal gives more latitude to the Special Committee

Superior Proposal

Matching rights, unless limited, serve to discourage bidders and should be avoided Maximize the effectiveness of the go-shop period through exhaustive advanced planning

Advanced

– Targeted list of parties to contact, including the potential for bidding groups including sponsors and strategics

Preparation

– NDA and other legal documentation ready for distribution on day 1

– Fully-populated and extensive virtual data room

– Availability of management team for due diligence

Role of Management

Carefully consider how to incentivize management to support the transaction that maximizes shareholder value

EVERCORE PARTNERS

Efficacy of Go-Shop Provisions

Confidential

($ in millions)

Since 2005, there have been 137 transactions with equity values greater than $100 million with go-shop provisions

– Of those transactions, only 16 or 12% resulted in a superior offer

– The superior offers on average were 20% greater than the initial bid

Announced Deals with “Go-Shop” & Topped

Initial Date

Target

Initial Bidder

Competing Bidder

Equity Value

TEV

Go-Shop Period

% Prem. on Initial Bid

03/09/12

Quest Software

Insight Venture Ptrs

Denali

$2,148

$2,272

60 days

21.7%

10/01/10

Dynamex

Greenbriar Equity

Transforce

244

223

40 days

10.6%

08/13/10

Dynegy

Blackstone

Icahn Enterprises

542

4,760

40 days

10.0%

08/13/10

Dynegy

Blackstone

Icahn Enterprises

542

4,760

40 days

10.0%

12/28/09

AMICAS

Thomas Bravo

Merge Healthcare

219

211

45 days

18.7%

11/13/09

Silicon Storage Technology

Mgmt / Prophet Equity

Microchip Technology

201

126.0

45 days

35.7%

11/02/09

Diedrich Coffee

Peet’s Coffee & Tea

Green Mountain Coffee Roasters

200

201

21 days

34.6%

04/24/09

SumTotal Systems

Accel-KKR

Vista Equity Partners

152

117

31 days

27.6%

02/26/09

CKE Restaurants

Thomas H. Lee

Apollo Management

694

1,005

40 days

13.6%

02/05/09

Triad Hospitals

Goldman Sachs / CCMP

Community Health Systems

4,440

5,882

40 days

7.5%

06/16/08

Greenfield Online

Quadrangle Group

Microsoft / ZM Capital

408

376

50 days

12.9%

06/22/07

Barneys New York

Istithmar World Capital / CVC

Fast Retailing Co

942

942

30 days

14.2%

06/01/07

Everlast Worldwide

Hidary Group

Brands Holdings

133

163

30 days

24.5%

05/24/07

Eagle Global Logistics

Jim Crane / Centerbridge / Woodbridge

CEVA Logistics / Apollo Mgmt

1,939

1,952

20 days

31.9%

03/08/07

Catalina Marketing Corp

ValueAct Capital

Hellman & Friedman

1,511

1,591

45 days

1.2%

03/02/07

AeroFlex

General Atlantic / Francisco Ptrs

Veritas Capital

1,081

1,071

43 days

7.4%

05/19/05

Maytag

Ripplewood /GS Capital Partners

Whirlpool

1,677

2,585

30 days

50.0%

Note: Updated as of December 31, 2012. Bold indicates ultimate purchasers Source: SDC, Merger Metrics

EVERCORE PARTNERS

Selected Terms of Recent Go-Private Transactions Greater than $1 billion Confidential

($ in millions)

Transaction Value Termination Fee Reverse Termination Fee

Fee $ % of MEV % of TEV

Go-Shop During After During After During After

Date Target Buyer MEV TEV Period Go-Shop Go-Shop Go-Shop Go-Shop Go-Shop Go-Shop Fee $ % of MEV % of TEV

7/16/2012 Par Pharmaceutical Companies TPG Capital $1,855 $2,095 41 days $24 $48 1.29% 2.59% 1.15% 2.29% $119 6.41% 5.68%

5/1/2012 P.F. Chang’s China Bistro Inc Centerbridge Capital Partners LP 1,094 1,100 30 days 21 37 1.93% 3.34% 1.92% 3.32% 67 6.16% 6.13%

3/19/2012 AboveNet Inc Communcations Investment Infra. 2,272 2,259 30 days 45 75 1.98% 3.30% 1.99% 3.32% 100 4.40% 4.43%

3/8/2012 Quest Software Inc Insight Venture Partners 1,927 2,000 60 days 4 25 0.22% 1.30% 0.21% 1.25% 9 0.47% 0.45%

10/3/2011 Pharma. Product Development Carlyle / H&F 3,797 3,900 30 days 58 116 1.53% 3.06% 1.49% 2.98% 252 6.63% 6.46%

7/13/2011 Kinetic Concepts Inc Apax Partners 5,156 5,782 40 days 52 155 1.00% 3.01% 0.90% 2.69% 317 6.15% 5.49%

7/5/2011 Immucor TPG Capital 1,919 1,642 45 days 25 45 1.30% 2.34% 1.52% 2.74% 90 4.69% 5.48%

4/1/2011 SRA International Inc Providence Equity Partners LLC 1,795 1,691 30 days 28 47 1.57% 2.62% 1.67% 2.78% 113 6.29% 6.68%

2/14/2011 EMS CD&R 2,912 3,030 NA NA 117 NA 4.00% NA 3.84% 204 7.00% 6.73%

12/23/2010 Jo-Ann Stores Inc Leonard Green & Partners 1,606 1,494 54 days 20 45 1.25% 2.80% 1.34% 3.01% 90 5.60% 6.02%

11/25/2010 Del Monte Vestar/KKR 3,826 5,298 45 days 60 120 1.57% 3.14% 1.13% 2.27% 249 6.51% 4.70%

11/23/2010 Novell Attachmate 2,223 1,096 NA NA 60 NA 2.70% NA 5.47% 120 5.40% 10.95%

11/23/2010 J Crew TPG Capital 2,991 2,693 54 days NA 20 NA 0.67% NA 0.74% 200 6.69% 7.43%

10/28/2010 Syniverse Holdings The Carlyle Group 2,250 2,625 NA NA 60 NA 2.67% NA 2.29% 60 / 120 (1) 2.7% / 5.3% 2.3% / 4.6%

10/27/2010 CommScope Inc The Carlyle Group 3,019 3,895 40 days 43 104 1.42% 3.45% 1.10% 2.67% 234 7.75% 6.01%

10/11/2010 The Gymboree Corporation Bain Capital LLC 1,806 1,673 40 days 30 50 1.66% 2.77% 1.79% 2.99% 50 2.77% 2.99%

9/2/2010 Burger King Holdings Inc 3G Capital 3,302 3,941 40 days 50 95 1.51% 2.88% 1.27% 2.41% 175 5.30% 4.44%

7/15/2010 NBTY, Inc. The Carlyle Group 3,488 3,714 35 days 54 98 1.53% 2.81% 1.44% 2.64% 214 6.14% 5.76%

5/4/2010 Interactive Data Warburg, Silverlake 3,345 3,046 NA NA 120 NA 3.59% NA 3.94% 225 6.73% 7.39%

Mean 41 days 1.41% 2.79% 1.35% 2.82% 5.62% 5.73%

Median 40 days 1.52% 2.81% 1.39% 2.74% 6.16% 5.89%

High 60 days 1.98% 4.00% 1.99% 5.47% 7.75% 10.95%

Low 30 days 0.22% 0.67% 0.21% 0.74% 0.47% 0.45%

(1) $60mm if Carlyle failed to receive the requisite foreign antitrust or FCC approvals and $120mm if Carlyle fails to complete the merger by the drop-dead date or if its obligations are breached Source: Public filings, company press releases, Capital IQ, Wall Street research and Merger Metrics

EVERCORE PARTNERS

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